Exhibit 10.1.


             STOCK SUBSCRIPTION AND PURCHASE AGREEMENT
             -----------------------------------------

	This Stock Subscription and Purchase Agreement ("Agreement") is made this 12th day of January, 2001, by and between Centrack International, Inc., a Delaware corporation ("Centrack"), with offices at Merritt Enterprises, Inc., 6299 Pine Drive, Lantana, FL 33462, and George Nathanial, having a residence at 5 Asklipiou Street, Voula 16613, Greece and/or his assigns (as long as they are "accredited investors" as defined in Rule 506 under Regulation D promulgated under the Securities Act of 1933 (the "Act") (Nathanial and/or his assigns being referred to herein as "the Buyer"). Centrack and the Buyer are sometimes hereinafter referred to as the "Parties."

	WHEREAS, the Buyer wishes to purchase shares of common stock of Centrack (the "Stock Purchase") on the terms and conditions set forth herein; and

	WHEREAS, Centrack is willing to issue such shares to the Buyer on the terms and conditions set forth herein;

	NOW, THEREFORE, in consideration of the premises, covenants, conditions, representations and warranties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

        1. Centrack agrees, subject to the terms and conditions herein, and subject to any required regulatory approvals, to issue 51,780,178 shares of restricted common stock in Centrack (the "Shares"), in the manner and at the times set forth herein, to the Buyer, in exchange for payment by the Buyer and receipt by Centrack up to One Hundred and Fifty Thousand Dollars ($150,000.00), but not less than One Hundred Thousand Dollars ($100,000), as provided herein. The Parties intend that such shares shall represent a Fifty-One Percent (51%) of the outstanding capital stock of Centrack after giving effect to the sale of such shares to the Buyer. The Shares shall be evidenced by three stock certificates in the form of Exhibit A hereto.

        2. The Buyer acknowledges and agrees that none of the Shares have been registered with the United States Securities and Exchange Commission ("SEC") in accordance with the Securities Act of 1933 (the "Act") or any state securities agencies, and that all of the Shares shall be restricted stock that may not be subsequently transferred by the Buyer unless: (i) the Shares (or such portion of the Shares as are sought to be transferred) are registered with the SEC and such state securities agencies as may be required under the applicable securities laws or (ii) the Buyer has delivered to Centrack a written opinion of the Buyer's counsel, in form and substance satisfactory to Centrack and Centrack's transfer agent, that the Shares (or such portion of the Shares as are sought to be transferred) may be transferred by the Buyer without such registration pursuant to an exemption from registration provided in the securities laws. The certificate(s) evidencing the Shares shall be marked with the following legend:

           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER
           THE SECURITIES ACT OF 1933, AS AMENDED (THE
           "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES
           LAWS, IN RELIANCE UPON EXEMPTIONS FROM
           REGISTRATION PROVIDED BY SUCH LAWS, AND MAY NOT
           BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN
           EFFECTIVE REGISTRATION UNDER THE ACT OR DELIVERY


         Exhibit 10.1 - Pg. 1



           TO THE COMPANY OF A WRITTEN OPINION, IN FORM AND
           SUBSTANCE ACCEPTABLE TO THE COMPANY, OF COUNSEL
           ACCEPTABLE TO THE COMPANY, THAT SUCH REGISTRATION
           IS NOT REQUIRED.


      3. The Closing for the stock purchase contemplated herein shall take place at the offices of Caruso & Caruso, located at 6971 N.
Federal Highway, Suite 300, Boca Raton, Florida 33487, at 10:00 AM, Eastern Daylight Saving Time on January 12, 2001, or at such other place and time as the Parties agree in writing.

      4. On or before January 19, 2001, the Buyer shall: (i) transfer to the bank escrow account described hereinafter (the "Cash Escrow") the sum of Fifty Thousand Dollars (50,000.00) via wire transfer to the wire transfer address indicated on Appendix A hereto, or via cashiers funds, in either case payable to Merritt Enterprises, Inc., a Florida corporation, as the Cash Escrow Agent for Centrack, for the benefit of Centrack, to be deposited into the Cash Escrow, under a Cash Escrow Agreement in the form of Exhibit B hereto, providing for the mandatory release to Centrack of monies from the Cash Escrow in accordance with the Cash Escrow Agreement; and (ii) deliver into a Note and Stock
Escrow with an escrow agent designated by Centrack as the Note and Stock Escrow Agent for Centrack, two promissory notes payable to Centrack with the Buyer as maker, in the forms of Exhibit C-1 and C-2 hereto, each in the amount of Fifty Thousand Dollars ($50,000.00), non-interest bearing, payable as follows: (x) Promissory Note No. 1 for $50,000.00, payable via wire transfer or cashiers funds into the Cash Escrow for the benefit of Centrack, on or before March 12, 2001, and (y) Promissory Note No. 2 for $50,000.00, payable via wire transfer or cashiers funds into the Cash Escrow for the benefit of Centrack, immediately upon the written demand of Centrack, made at any time after March 12, 2001, but not later than June 12, 2001, which may be a single demand for the entire $50,000.00 or sequential demands for portions thereof, provided, however, that in the event that Centrack consummates a "reverse merger" prior to the making of such demand or demands, Promissory Note No. 2 shall be deemed cancelled as to the entire principal if no demands for payment have been made, or that portion of the principal that remains after any payments made in response to demands from Centrack, as the case may be, with no further requirement of payment on the part of the Buyer, except that the Buyer shall be responsible to pay an amount of the principal of Promissory
Note No. 2 equal to all unpaid expenses of Centrack incurred after the date of the Closing and before the date of completion of any reverse merger involving Centrack, and provided further, that all such demands shall be accompanied by documentation indicating the nature and amount of expenses in the Cash Budget, incorporated herein as Exhibit E, to be paid from the payment demanded. Both notes shall be secured by the Shares under the terms of the Note and Stock Escrow, as described above and in the following section. Each of the Notes shall be "non-recourse" against the Buyer, with the only remedy for default in payment thereof being retention of that portion of the Shares that has not, as of the date of such default, been released to the Buyer from the Note and Stock Escrow.

      5. At the Closing, Centrack, upon receipt of appropriate documentation indicating that both the initial $50,000.00 payment has been delivered into the Cash Escrow and the two promissory notes described above have been delivered into the Note and Stock Escrow, shall issue in the name of the Buyer and deliver into the Note and Stock Escrow, in accordance with a Stock Escrow Agreement in the form of Exhibit D hereto, to be held in escrow by the Note and Stock Escrow Agent, the Shares, evidenced by three stock certificates for approximately equal number of the Shares. The Note and Stock Escrow Agreement shall provide that the Shares shall be released to the Buyer in three equal disbursements, the first to be made upon receipt of the Initial Deposit of $50,000 into the Cash Escrow, as described in the Cash Escrow Agreement, the second to be made upon payment by the Buyer of the $50,000 principal of Promissory Note No. 1 into the Cash Escrow, and the third to be made upon the sooner to occur of payment of the entire principal balance of Promissory Note No. 2 or cancellation of such note (or the remaining unpaid portion thereof, as the case may be) in accordance with this Agreement, Promissory Note




         Exhibit 10.1 - Pg. 2



No. 2 and the escrow agreements referred to herein as releases of cash funds to Centrack are made from the Cash Escrow, provided that all expenses incurred by Centrack after the Closing and before any reverse merger have been paid from proceeds of the Buyer's payment of Promissory Note No. 2 in response to demands therefor. Prior to such releases, the Buyer shall have full voting rights to all of the Shares, but may not hypothecate the Shares or any portion thereof.

      6. The Cash Escrow Agreement shall provide that cash releases from the Cash Escrow are required to be made, no a non-discretionary basis, Merritt Enterprises, Inc., the Cash Escrow Agent for Centrack, from time to time as obligations in the various categories set forth in the Cash Budget set forth as Exhibit E hereto are incurred, it being agreed that one or more of the Cash Budget categories may be exceeded at any time, provided that the overall Cash Budget of $150,000 is not to be exceeded without the agreement of the Parties.
The Cash Escrow Agent shall be required to expend all such cash releases solely to pay the aforesaid obligations.

      7. The Buyer represents and warrants that: (i) he and all of his "assigns" hereunder each has a personal net worth in excess of $1,000,000 or is otherwise an "accredited investor" as defined in Rule
506 of Regulation D under the Act; (ii) he is purchasing the Shares for investment purposes only and not with a view toward resale; (iii) he has examined and evaluated this investment and has the capacity to understand and evaluate the nature of this investment and the risks involved; (iv) he is making the investment described in this Agreement based solely on his own investigation, evaluation and judgment, and neither Centrack nor any other entity or individual has made any representations to him in connection with this investment; and (v) his being a party (and any of his assigns being a party) to this Agreement and the performance thereof will not violate any applicable law or any agreements to which he (or his assigns, as the case may be) is a party.

      8. Centrack warrants that: (i) it is a Delaware corporation in good standing; (ii) its execution and performance of this Agreement have been authorized by all required corporate action; (iii) the Shares, when issued, shall be valid, fully paid and nonassessable, subject only to the payments required by the Buyer hereunder; and (iv) its execution and performance of this Agreement will not violate any applicable law or any agreement to which it is a party.

       9. This Agreement and its related agreements are subject to: (i) approval by Centrack's Board of Directors and shareholders and any necessary regulatory agency approvals.

       10. The Parties agree to indemnify the accounting firm of Caruso & Caruso, Michael A. Caruso individually, against any claims brought against any of them pertaining to this Agreement, except to the extent such claims are based upon the negligence, willful misconduct or violation of law by Caruso & Caruso, Michael A. Caruso individually.

        11.     General Provisions
                ------------------

         (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by both Parties. No waiver of any provision of this Agreement, and no consent to any departure by either Party therefrom, shall be effective unless it is in writing and signed by the waiving Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.



         Exhibit 10.1 - Pg. 3


         (c) This Agreement shall be governed by and construed in accordance with the law of the State of Florida, without giving effect to the choice of law principles thereof.

         (d) Any legal action or proceeding with respect to this Agreement or any document related thereto may be brought in the courts of the State of Florida or in the United States District Court for the Southern District of Florida and, by execution and delivery of this Agreement, the Buyer hereby accepts, generally and unconditionally, the jurisdiction of the aforesaid courts. The Buyer hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which he may now or hereafter have to the commencement of any such action or proceeding in such respective jurisdictions and consents to the granting of such legal or equitable relief as is deemed appropriate by the court.

         (e) The Buyer irrevocably consents to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Buyer at its address provided herein, such service to become effective thirty (30) days after such mailing.

         (f) Nothing contained herein shall affect the right of Centrack to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Buyer or any of the Buyer's property in any other jurisdiction.

    The foregoing has been agreed by the Parties as of the date first entered above.

Centrack International, Inc.


By:________/s/ John J. Lofquist________

Name:_________John J. Lofquist ________


Title:	Chairman and President
        ----------------------

/s/ George Nathanail
_______________________________________
George Nathanail




         Exhibit 10.1 - Pg. 4



                                  EXHIBIT A

                            WIRE TRANSFER ADDRESS





         Exhibit 10.1 - Pg. 5


                                EXHIBIT B

                         CASH ESCROW AGREEMENT




         Exhibit 10.1 - Pg. 6



                        CASH ESCROW AGREEMENT


      This Cash Escrow Agreement ("Agreement") dated as of the ___ day of January, 2001 by and among Centrack International, Inc., a Delaware corporation (the "Corporation"), George Nathanail, in his individual capacity (the "Buyer"), and Merritt Enterprises, Inc. a Florida corporation, as Cash Escrow Agent (the "Cash Escrow Agent").

                            WITNESSETH:
                            -----------

      The Buyer and the Corporation have entered into that certain Stock Subscription and Purchase Agreement dated of event date herewith, the terms of which are incorporated herein by reference and made a part hereof, which provides that Fifty Thousand Dollars ($50,000.00) will be deposited in escrow upon the execution thereof. In fulfillment of the provisions of the Stock Subscription and Purchase Agreement, the Buyer, the Corporation and the Cash Escrow Agent are now entering into this Agreement.

      Accordingly, in consideration of the mutual promises contained herein, the parties, intending to be legally bound hereby, agree as follows:

      1. Deliveries to the Cash Escrow Agent. The Buyer hereby deposits with the Cash Escrow Agent, via cashiers funds or via wire transfer, in accordance with the wire transfer instructions contained in the Stock Subscription and Purchase Agreement, the sum of Fifty Thousand Dollars ($50,000.00) (the "Initial Cash Escrow Deposit"). By execution of this Agreement, the Cash Escrow Agent acknowledges receipt of the Initial Cash Escrow Deposit. In addition to the foregoing, all payments made by the Buyer under the two promissory notes executed by the Buyer for $50,000.00 each, as required under the terms of the Stock Subscription and Purchase Agreement and such notes, shall be delivered to the Cash Escrow Agent via cashiers funds or via wire transfer in accordance with the same wire transfer instructions. All payments made under the promissory note designated in the Stock Subscription and Purchase Agreement as Promissory Note No. 1 shall be referred to collectively herein as the "Second Cash Escrow Deposit." All payments made under the promissory note designated in the Stock Subscription and Purchase Agreement as Promissory Note No. 2 shall be referred to collectively herein as the "Third Cash Escrow Deposit."

      2. Cash Escrow Account. The Cash Escrow Agent is hereby directed to deposit each of the three Cash Escrow Deposits referred to above into an account with a Federally-insured banking institution, such account to have been established by the Buyer and the Cash Escrow Agent (the "Cash Escrow Account") at the following named banking institution:
Northern Trust Bank of Florida; having the following account number:
5310004 - Merritt Enterprises, Inc.; with Steven Merritt, President of Merritt Enterprises, Inc. as signatory thereon.

      3.      Disbursement of Cash Escrow Account.

              a. Disbursements to the Corporation. Cash releases from the Cash Escrow shall be made on mandatory and non-discretionary basis to the Corporation from time to time by the Cash Escrow Agent, as obligations in the various categories set forth in the Cash Budget incorporated into the Stock Subscription and Purchase Agreement as Exhibit E thereto are incurred, or required to be paid by the Corporation (including advance deposits and similar obligations).
Such releases shall be equal to the amount of such obligations and shall be made in a timely fashion so that the Corporation can pay such obligations on a current basis. One or more of the Cash Budget categories may be exceeded by disbursements for obligations in such categories at any time, provided that no disbursements in excess of the overall Cash Budget in said Exhibit E shall be made without the prior written agreement of the Buyer. No disbursements from the Second Cash Escrow Deposit shall be made until the Initial Cash Escrow


          Exhibit 10.1 - Pg. 7


Deposit has been fully disbursed. Similarly, no disbursements from the Third Cash Escrow Deposit shall be made until the Second Cash Escrow Deposit has been fully disbursed. The Corporation shall spend all such disbursements on the obligations set forth in the Cash Budget for which the disbursements were made. In the event that the Corporation consummates a "reverse merger" prior to the disbursement of all of the Third Cash Escrow Deposit, no further disbursements shall be made to the Corporation from the Third Cash Escrow Deposit, except as necessary to pay the expenses of the Corporation arising after the date of this Cash Escrow Agreement and before the date of completion of such reverse merger.

              b. Disbursements to the Buyer. In no event shall any portion of the Initial or Second Cash Escrow Deposits be disbursed or otherwise returned to the Buyer. Any portion of the Third Cash Escrow Deposit remaining after payment of all of the obligations referred to in the last sentence of the foregoing subsection "a" shall be disbursed to the Buyer upon completion of the reverse merger referred to in such sentence.

      4.      Regarding the Cash Escrow Agent.

              a. The Corporation and the Buyer, jointly and severally, agree to hold the Cash Escrow Agent harmless and to indemnify the Cash Escrow Agent against any loss, liability, expenses (including attorney's fees and expenses), claim or demand arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, except for the negligence, willful misconduct or failure of the Cash Escrow Agent to perform its obligations. The foregoing indemnities in this paragraph shall survive the resignation of the Cash Escrow Agent or the termination of this Agreement.

              b. The Cash Escrow Agent's duties are only such as are specifically provided herein, and the Cash Escrow Agent shall incur no liability whatsoever to the Corporation or the Buyer, except for its negligence, willful misconduct or failure to perform its obligations hereunder. The Cash Escrow Agent shall have no responsibility hereunder other than to follow faithfully the instructions herein contained, and the Cash Escrow Agent shall have no duty or obligation to determine which party may at any time be entitled to the monies on deposit in the Escrow Account. Except as set forth in this Paragraph 4.b, the Cash Escrow Agent shall not be liable while acting in accordance with any written instructions given to it hereunder and believed by it to have been executed by the proper parties.

              c. It is understood and agreed that should any dispute arise with respect to the payment and/or ownership or right of possession of any portion of the Cash Escrow Account, other than the Initial and Second Cash Escrow Deposits, the Cash Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of the Third Cash Escrow Deposit only, until such dispute shall have been settled either by mutual agreement by the parties concerned or by the final order, decree or judgment of a court or other tribunal of competent jurisdiction in the United States of America and time for appeal has expired and no appeal has been perfected, but the Cash Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings. except in case of its negligence, willful misconduct or its breaching this Agreement.

              d. The Cash Escrow Agent may resign at any time by giving written notice thereof to the other parties hereto, but such resignation shall not become effective until a successor Cash Escrow Agent shall have been appointed with the consent of all parties hereto and shall have accepted such appointment in writing. If an instrument of acceptance by a successor Cash Escrow Agent shall have not have been delivered to the Cash Escrow Agent within thirty (30) days after the giving of such notice of resignation, the resigning Cash Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Cash Escrow Agent.



         Exhibit 10.1 - Pg. 8


      5. Notices. All notices, demands, requests and other communications required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed duly given on the date mailed by certified United States delivered (by messenger or overnight or express delivery service), addressed to the Corporation and the Buyer as set forth in the Stock Subscription and Purchase Agreement (the Corporation being referred to therein as the "Seller"). All notices and demands, given to the Cash Escrow Agent under the provisions of this Agreement shall be in writing and shall be addressed to Merritt Enterprises, Inc., 6299 Pine Drive, Lantana, FL 33462, Attention:
Steven Merritt, President.

      6. The Parties agree to indemnify the accounting firm of Caruso & Caruso, Michael A. Caruso individually against any claims brought against any of them pertaining to this Agreement, except to the extent such claims are based upon the negligence, willful misconduct or violation of law by Caruso & Caruso, Michael A. Caruso individually.

      7. General. This Agreement shall be construed in accordance with the laws of the State of Florida, without giving effect to the conflicts of laws rules thereof. Each of the Parties submits unconditionally to the jurisdiction of the Federal Court for the Southern District of Florida for resolution of any controversy hereunder. This Agreement may be executed in several counterparts, each of which shall constitute an original, and all collectively shall constitute but one agreement.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

ATTEST:                                 MERRITT ENTERPRISES, INC.

_______________________                 By: ________________________

                                        Name: ______________________

                                        Title: _____________________



ATTEST:                                  CENTRACK INTERNATIONAL, INC.

_______________________                 By:__________________________

                                        Name: _______________________

                                        Title: ______________________



                                        _____________________________
                                        George Nathanial




         Exhibit 10.1 - Pg. 9



                           EXHIBIT C-1

                      PROMISSORY NOTE NO. 1




         Exhibit 10.1 - Pg. 10



          NON-NEGOTIABLE, NON-RECOURSE PROMISSORY NOTE NO. 1
          --------------------------------------------------

US$50,000.00                                                January 12, 2001

   1.  	Parties.

      		1.1	George Nathanail, an Individual (the "Maker").

      		1.2	Centrack International, Inc. (the "Payee").

   2.	  Maker's Promise to Pay.

        For value received, Maker promises to pay to the order of Payee, its successors or assigns FIFTY THOUSAND UNITED STATES DOLLARS (US$50,000.00) (the "Principal").

  	3.	  Interest.

        No Interest will be charged hereunder.

  	4.  	Payments.

      		4.1	   The Principal hereunder shall be due and payable in
full on March 12, 2001.

        4.2 All payments hereunder shall be made in lawful money of the United States of America.

        4.3     Maker will make all payments to the following address:

                         Centrack International, Inc.
                         c/o Merritt Enterprises, Inc.,
                         As Cash Escrow Agent for Centrack
                         6299 Pine Drive
                         Lantana, FL 33462

or at such other address as directed in writing by the Payee.

     		 4.4	   Prepayment.  This Note may be prepaid in whole or in
part at any time without penalty or premium.

  	6.	  Default.

      		6.1	   If any payment of Principal, Interest or other sum due
Payee hereunder is not paid as and when due, and the Maker fails to fully cure such failure to pay within five (5) calendar days of receipt of the Payee's written notice of such failure and demand for payment, this Note shall be in default, and no further notice shall be required for Payee to obtain the remedies available to it for said default, both hereunder.

      		6.2	   Upon default in this Note, the Note and Stock Escrow
Agent (as defined in the Stock Subscription and Purchase Agreement of even date herewith), without further legal action, shall cause such




         Exhibit 10.1 - Pg. 11



number of the shares of common stock of the Payee as are then held in the Note and Stock Escrow referred to in Section 4.6 hereof to be returned to the Payee for cancellation, without further obligation to the Buyer, and the Buyer shall have no rights in such Shares. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. Payee shall have no recourse against the Maker hereunder except as set forth in this section.

        6.3 Any default by the Maker in the payment of Promissory Note No. 2 between the Maker and the Payee, dated of even date herewith, shall be deemed to constitute a default under this Note as well; and in such event the Payee may pursue all of its remedies for default under this Note.

  	7.	  Waivers.

      		Maker and any endorsers, sureties, guarantors, and all others who are, or may become liable for the payment hereof severally:
(i) waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note.

  	8.	 Notices

     		All notices, requests, demands, waivers and other communications required or permitted to be given under this Note shall be in writing and shall be delivered in person or mailed, certified or registered mail with postage prepaid, or sent by facsimile, as follows:

     If to the Payee:        Centrack International, Inc.
                             ____________________________
                             ____________________________
                             ____________________________

     With a copy to:         ____________________________
                             ____________________________
                             ____________________________
                             ____________________________

        If to the Maker:     George Nathanail
                             ____________________________
                             ____________________________
                             ____________________________

     With a copy to: [Attorney]
                             ____________________________
                             ____________________________
                             ____________________________


or to such other Person or address as any party shall specify by notice in writing to each of the other parties in accordance with this clause. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date when given unless mailed, in which case on the third business day after the mailing thereof.




         Exhibit 10.1 - Pg. 12


   9.  	Miscellaneous Provisions.

     		 9.1	  The captions of sections of this Note are for
convenience only, and shall not affect the construction or interpretation of any of the terms and provisions set forth in this Note. Whenever used in this Note, the singular number shall include the plural, and the masculine shall include the feminine and the neuter, and vice versa.

      		9.2	  The remedies of Payee as provided herein shall be
cumulative and concurrent and may be pursued singly, successively, or together at the sole discretion of the Payee and may be exercised as often as deemed necessary by the Payee. No act of omission or commission of Payee, including specifically any failure to exercise any right, remedy or recourse shall be effective unless it is set forth in a written document executed by an authorized representative of the Payee with authority to thereby bind the Payee legally, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, or as a bar to or as a waiver or release of any subsequent right, remedy, or recourse as to any subsequent event.

   (g)    9.3     This Note shall be construed, interpreted,
enforced and governed by and in accordance with the laws of the State of Florida (excluding the principles thereof governing conflicts of law), and federal law in the event federal law permits a higher rate of interest than Florida law. Any legal action or proceeding with respect to this Note or any document related thereto may be brought in the courts of the State of Florida or in the United States District Court for the Southern District of Florida and, by execution and delivery of this Note, the Maker hereby accepts, generally and unconditionally, the jurisdiction of the aforesaid courts. The Maker hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which he may now or hereafter have to the commencement of any such action or proceeding in such respective jurisdictions, and consents to the granting of such legal or equitable relief as is deemed appropriate by the court. The Maker irrevocably consents to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Maker at its address provided herein, such service to become effective thirty (30) days after such mailing. Nothing contained herein shall affect the right of the Payee to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Maker or any of the Maker's property in any other jurisdiction.

   		9.4	   If any provision or portion of this Note is declared or
found by a court of competent jurisdiction to be unenforceable or null and void, such provision or portion thereof shall be deemed stricken and severed from this Note, and the remaining provisions and portions thereof shall continue in full force and effect.

	   	9.5	   This Note may not be amended, extended, renewed or
modified, nor shall any waiver of any provision hereof be effective, except by an instrument in writing executed by an authorized officer of Payee. Any waiver of any provision hereof shall be effective only in the specific instance and for the specific purpose for which given.


____________________________
George Nathanial




         Exhibit 10.1 - Pg. 13



                             EXHIBIT C-2

                         PROMISSORY NOTE NO. 2




         Exhibit 10.1 - Pg. 14



           NON-NEGOTIABLE, NON-RECOURSE PROMISSORY NOTE NO. 2
           --------------------------------------------------

US$50,000.00                                                January 12, 2001

  	1.  	Parties.

      		1.1	  George Nathanail, an Individual (the "Maker").

      		1.2	  Centrack International, Inc. (the "Payee").

  	2.	  Maker's Promise to Pay.

        For value received, Maker promises to pay to the order of Payee, its successors or assigns FIFTY THOUSAND UNITED STATES DOLLARS (US$50,000.00) (the "Principal").

  	3.	  Interest.

        No Interest will be charged under this Note.

  	4.  	Payments.

        4.1 The Principal hereunder shall be due and payable in full or in such amount(s) as the Cash Escrow Agent (as defined in the Stock Subscription and Purchase Agreement of even date herewith) for the Payee shall be required by the Cash Escrow Agreement to demand in writing from time to time, after March 12, 2001 but not later than June 12, 2001, which may be a single demand for the entire $50,000.00 or sequential demands for portions thereof, provided, however, that in the event that Centrack consummates a "reverse merger" prior to the making of such demand or demands, this Note shall be deemed cancelled as to the entire principal (or remaining principal, as the case may be), with no further requirement of payment on the part of the Buyer, except that the Buyer shall be responsible to pay that portion of the Note that is necessary in order for there to be sufficient proceeds of such payment to pay all obligations incurred by Centrack between the date of the Closing and the date of completion of the reverse merger, and provided further, that all such demands shall be accompanied by documentation indicating the nature and amount of the obligations to be paid (including any advance payments that may be required), based on the Cash Budget incorporated into the Stock Subscription and Purchase Agreement.

       4.2 All payments hereunder shall be made in lawful money of the United States of America.

       4.3     Maker will make all payments to the following address:


                        Centrack International, Inc.
                        C/o Merritt Enterprises, Inc., as Cash
                        Escrow Agent for Centrack International, Inc. 6299 Pine Drive
                        Lantana, FL 33462

or at such other address as directed in writing by the Payee.

		    4.5   	Prepayment.  This Note may be prepaid in whole or in
part at any time without penalty or premium.




         Exhibit 10.1 - Pg. 15


  	5.  	Default.

        5.1 If any payment of Principal, Interest or other sum due Payee hereunder is not paid as and when due, and the Maker fails to fully cure such failure to pay within five (5) calendar days of receipt of the Payee's written notice of such failure and demand for payment, this Note shall be in default, and no further notice shall be required for Payee to obtain the remedies available to it for said default.

        5.2     Upon default in this Note, the Stock and Note
Escrow Agent (as defined in the Stock Subscription and Purchase Agreement of even date herewith), without further legal action, shall cause such number of the shares of common stock of the Payee as are then held in the Note and Stock Escrow referred to in Section 4.6 hereof to be returned to the Payee for cancellation, without further obligation to the Buyer, and the Buyer shall have no rights in such Shares. Failure to exercise this option shall not constitute a waiver of the right to exercise the same at any other time. Payee shall have no recourse against the Maker hereunder except as set forth in this section.

        5.3 Any default by the Maker in the payment of Promissory Note No. 1 between the Maker and the Payee, dated of even date herewith, shall be deemed to constitute a default under this Note as well; and in such event the Payee may pursue all of its remedies for default under this Note.

  	6.	  Waivers.

       	Maker and any endorsers, sureties, guarantors, and all others who are, or may become liable for the payment hereof severally:
(i) waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note.

  	7.	  Notices

       	All notices, requests, demands, waivers and other communications required or permitted to be given under this Note shall be in writing and shall be delivered in person or mailed, certified or registered mail with postage prepaid, as follows:

     If to the Payee:        Centrack International, Inc.
                             C/o Merritt Enterprises, Inc., as Cash Escrow
                             Agent for Centrack
                             6299 Pine Drive
                             Lantana, FL 33462
                             Attention: Steve Merritt, President

     With a copy to:         ___________________________
                             ___________________________
                             ___________________________
                             ___________________________

     If to the Maker:        George Nathanial
                             ___________________________
                             ___________________________
                             ___________________________

     With a copy to: [Attorney]




         Exhibit 10.1 - Pg. 16

                             ___________________________
                             ___________________________
                             ___________________________


or to such other Person or address as any party shall specify by notice in writing to each of the other parties in accordance with this clause. All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date when given unless mailed, in which case on the third business day after the mailing thereof.

  	8.  	Miscellaneous Provisions.

      		8.1	   The captions of sections of this Note are for
convenience only, and shall not affect the construction or interpretation of any of the terms and provisions set forth in this Note. Whenever used in this Note, the singular number shall include the plural, and the masculine shall include the feminine and the neuter, and vice versa.

      		8.2	   The remedies of Payee as provided herein shall be
cumulative and concurrent and may be pursued singly, successively, or together at the sole discretion of the Payee and may be exercised as often as deemed necessary by the Payee. No act of omission or commission of Payee, including specifically any failure to exercise any right, remedy or recourse shall be effective unless it is set forth in a written document executed by an authorized representative of the Payee with authority to thereby bind the Payee legally, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, or as a bar to or as a waiver or release of any subsequent right, remedy, or recourse as to any subsequent event.

   (h)    8.3     This Note shall be construed, interpreted,
enforced and governed by and in accordance with the laws of the State of Florida (excluding the principles thereof governing conflicts of law), and federal law in the event federal law permits a higher rate of interest than Florida law. Any legal action or proceeding with respect to this Note or any document related thereto may be brought in the courts of the State of Florida or in the United States District Court for the Southern District of Florida and, by execution and delivery of this Note, the Maker hereby accepts, generally and unconditionally, the jurisdiction of the aforesaid courts. The Maker hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which he may now or hereafter have to the commencement of any such action or proceeding in such respective jurisdictions, and consents to the granting of such legal or equitable relief as is deemed appropriate by the court. The Maker irrevocably consents to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Maker at its address provided herein, such service to become effective thirty (30) days after such mailing. Nothing contained herein shall affect the right of the Payee to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Maker or any of the Maker's property in any other jurisdiction.

       8.4 If any provision or portion of this Note is declared or found by a court of competent jurisdiction to be unenforceable or null and void, such provision or portion thereof shall be deemed stricken and severed from this Note, and the remaining provisions and portions thereof shall continue in full force and effect.

     		8.5	    This Note may not be amended, extended, renewed or
modified, nor shall any waiver of any provision hereof be effective, except by an instrument in writing executed by an authorized officer of



         Exhibit 10.1 - Pg. 17


Payee. Any waiver of any provision hereof shall be effective only in the specific instance and for the specific purpose for which given.


____________________________
George Nathanial





         Exhibit 10.1 - Pg. 18


                               EXHIBIT D

                     NOTE AND STOCK ESCROW AGREEMENT





         Exhibit 10.1 - Pg. 19


                     NOTE AND STOCK ESCROW AGREEMENT
                     -------------------------------

      This Note and Stock Escrow Agreement ("Agreement") dated as of January 12, 2001 by and among Centrack International, Inc., a
Delaware corporation (the "Corporation"), George Nathanail, in his individual capacity (the "Buyer"), and the Corporation's designated (to be named not later than the date hereof), as Note and Stock Escrow Agent (the "Note and Stock Escrow Agent").


                            WITNESSETH:
                            -----------

      The Buyer and the Corporation have entered into that certain
Stock Subscription and Stock Purchase Agreement dated as of
January 12, 2001 (the "Stock Subscription and Purchase Agreement"), the terms of which are incorporated herein by reference and made a part hereof, which terms provide, among other things, for the issuance by the Corporation of 51,780,178 shares of restricted common stock in Centrack International, Inc. (the "Shares") in three certificates for approximately equal numbers of Shares, and the execution, delivery and payment (subject to certain conditions) by the Buyer of two promissory notes, each in the amount of $50,000.00. In fulfillment of the provisions of the Stock Subscription and Purchase Agreement, the Buyer, the Corporation and the Note and Stock Escrow Agent are now entering into this Agreement.

      Accordingly, in consideration of the mutual promises contained herein, the parties, intending to be legally bound hereby, agree as follows:

      1.      Deliveries to the Note and Stock Escrow Agent.

              (a) The Buyer hereby deposits with the Note and Stock Escrow Agent, an original of each of Promissory Note No. 1 and Promissory Note No. 2, as described in, and required by, the Stock Subscription and Purchase Agreement, both notes being duly executed by the Buyer (the "Note Escrow Deposit"). By execution of this Agreement, the Note and Stock Escrow Agent acknowledges receipt of the Note Escrow Deposit.

              (b) The Corporation hereby deposits with the Note and Stock Escrow Agent the Shares, as represented by Certificates Nos. ____, ___, and ___, the Shares being issued to the Buyer or his assigns named in writing delivered to the Corporation prior to the Closing, as defined in the Stock Subscription and Purchase Agreement, and bearing a restrictive legend in the form indicated in Section 2 of the Stock Subscription and Purchase Agreement and on the face of each certificate, indicating that such shares of stock have not been registered with the United States Securities and Exchange Commission or any other securities agency and may not be transferred by the Buyer (or his assigns, as the case may be) without registration or acceptable written opinion of the Buyer's counsel that an exemption from such registration is available.

      2. Note and Stock Escrow. The Note and Stock Escrow Agent is hereby directed to hold the Shares and the certificates representing the Shares, and the two promissory notes referred to herein, in a bank safety deposit box obtained by the Note and Stock Escrow agent for this purpose at the ____________________bank, located at ___________________.




         Exhibit 10.1 - Pg. 20


      3.      Disbursement of Note and Stock Escrow.

              a. Disbursements to the Buyer. Note and Stock releases from the Note and Stock Escrow shall be made as follows. (i) Upon receipt by the Cash Escrow Agent of the Initial Cash Escrow Deposit (as defined in the Cash Escrow Agreement), the Cash Escrow Agent shall provide the Note and Stock Escrow Agent with satisfactory documentation of receipt of such deposit and the amount thereof. Thereupon, the Note and Escrow Agent shall release to the Buyer the first certificate for approximately one third of the Shares. Upon receipt by the Cash Escrow Agent of the $50,000 payment of Promissory Note No. 1, the Cash Escrow Agent shall provide the Note and Stock Escrow Agent with satisfactory documentation of receipt of such payment and the amount thereof. Thereupon, the Note and Escrow Agent shall release to the Buyer the second certificate for approximately one third of the Shares. Upon the sooner to occur of (i) payment in full to the Cash Escrow Agent of Promissory Note No. 2 or (ii) completion of a reverse merger involving the Corporation and payment by the Buyer to the Cash Escrow Agent (through payments on Promissory Note No. 2, which shall be made by the Buyer in response to demands for payment required to be made by the Cash Escrow Agent) of sufficient funds to pay all of the obligations of the Corporation incurred between the date of the Closing (as defined in the Stock Subscription and Purchase Agreement) and the date of completion of the reverse merger, the third and final certificate for the remaining approximately one third of the Shares shall be released to the Buyer. As each of the notes is paid in full by the Buyer (or, in the case of Promissory Note No. 2, cancelled, as the case may be), the original of such note shall be given by the Note and Stock Escrow Agent to the Corporation, which shall cause such original to be marked "CANCELLED" or "PAID IN FULL" (as the case may be) and delivered to the Buyer.

              b. Disbursements to the Corporation. If the Buyer fails to pay Promissory Note No. 1 in full at the agreed time, the Note and Escrow Agent shall return to the Corporation for cancellation the remaining two certificates representing approximately two thirds of the Shares, and the Buyer shall have no further rights with respect to such Shares. If the Buyer fails to make any payments properly demanded on Promissory Note No. 2 or otherwise fails to make such payments under that note so as to provide sufficient funds to pay all of the Corporation's obligations incurred between the date of Closing (as defined in the Stock Subscription and Purchase Agreement and the completion of a reverse merger involving the Corporation (or the date on which expenditure of the entire amount of the proceeds of Promissory Note No. 2 on such obligations (other than those paid with the proceeds from the Initial Cash Escrow Deposit and Promissory Note No. 1) has occurred, the Note and Escrow Agent shall return to the Corporation for cancellation the remaining two certificate representing the final approximately one third of the Shares, and the Buyer shall have no further rights with respect to such Shares.

      4.      Regarding the Note and Stock Escrow Agent.

              a. The Corporation and the Buyer, jointly and severally, agree to hold the Note and Stock Escrow Agent harmless and to indemnify the Note and Stock Escrow Agent against any loss, liability, expenses (including attorney's fees and expenses), claim or demand arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, including without limitation, to the fullest extent allowed by applicable law, any such loss, liability, expenses, claim or demand arising under any securities laws or regulations, except for the negligence, willful misconduct or failure of the Note and Stock Escrow Agent to perform its obligations. The foregoing indemnities in this paragraph shall survive the resignation of the Note and Stock Escrow Agent or the termination of this Agreement.

              b. The Note and Stock Escrow Agent's duties are only such as are specifically provided herein, and the Note and Stock Escrow Agent shall incur no liability whatsoever to the Corporation or the Buyer, except for its negligence, willful misconduct or failure to perform its obligations hereunder. The Note and Stock Escrow Agent




         Exhibit 10.1 - Pg. 21


shall have no responsibility hereunder other than to follow faithfully the instructions herein contained, and the Note and Stock Escrow Agent shall have no duty or obligation to determine which party may at any time be entitled to the monies on deposit in the Escrow Account. Except as set forth in this Paragraph 4.b, the Note and Stock Escrow Agent shall not be liable while acting in accordance with any written instructions given to it hereunder and believed by it to have been executed by the proper parties.

              c. It is understood and agreed that should any dispute arise with respect to the payment and/or ownership or right of possession of any portion of the Note and Stock Escrow Account, the Note and Stock Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of Note and Stock Escrow Deposits until such dispute shall have been settled either by mutual agreement by the parties concerned or by the final order, decree or judgment of a court or other tribunal of competent jurisdiction in the United States of America and time for appeal has expired and no appeal has been perfected, but the Note and Stock Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings. except in case of its negligence, willful misconduct or its breaching this Agreement.

              d. The Note and Stock Escrow Agent may resign at any time by giving written notice thereof to the other parties hereto, but such resignation shall not become effective until a successor Note and Stock Escrow Agent shall have been appointed with the consent of all parties hereto and shall have accepted such appointment in writing. If an instrument of acceptance by a successor Note and Stock Escrow Agent shall have not have been delivered to the Note and Stock Escrow Agent within thirty (30) days after the giving of such notice of resignation, the resigning Note and Stock Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Note and Stock Escrow Agent.

      5. Notices. All notices, demands, requests and other communications required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed duly given on the date mailed by certified United States delivered (by messenger or overnight or express delivery service), addressed to the Corporation and the Buyer as set forth in the Stock Subscription and Purchase Agreement (the Corporation being referred to therein as the "Seller"). All notices and demands, given to the Note and Stock Escrow Agent under the provisions of this Agreement shall be in writing and shall be addressed to _____________________________.

      6. The Parties agree to indemnify the accounting firm of Caruso & Caruso, Michael A. Caruso individually, against any claims brought against any of them pertaining to this Agreement, except to the extent such claims are based upon the negligence, willful misconduct or violation of law by Caruso & Caruso, Michael A. Caruso individually.





         Exhibit 10.1 - Pg. 22


      7. General. This Agreement shall be construed in accordance with the laws of the State of Florida, without giving effect to the conflicts of laws rules thereof. Each of the Parties submits unconditionally to the jurisdiction of the Federal Court for the Southern District of Florida for resolution of any controversy hereunder. This Agreement may be executed in several counterparts, each of which shall constitute an original, and all collectively shall constitute but one agreement.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

ATTEST:                                  ___________________________
                                         (Note and Stock Escrow Agent)
__________________________               By:__________________________

                                            Name:______________________

                                            Title:_____________________



ATTEST:                                  CENTRACK INTERNATIONAL, INC.

__________________________               By:___________________________

                                            Name:______________________


                                            Title:_____________________



                                          _____________________________
                                          George Nathanail



         Exhibit 10.1 - Pg. 23